UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2019

EVANS BANCORP, INC.
(Exact name of registrant as specified in its charter)

New York	0‑18539	161332767
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

One Grimsby Drive Hamburg, New York	14075
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 716-926-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DC: 6832123-2

DC: 6832123-2

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value	EVBN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 19, 2019, Evans Bancorp, Inc. (“Evans”) released a presentation to investors about the Merger (as defined below). The presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

This information (including Exhibit 99.1) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01 Other Events.

On December 19, 2019,  Evans and FSB Bancorp, Inc. (“FSB”) issued a joint press release announcing that Evans and FSB have entered into an Agreement and Plan of Reorganization pursuant to which FSB will merge with and into Evans (the “Merger”). The joint press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. When used in this Current Report on Form 8-K, or in the documents incorporated by reference herein, the words “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “seek,” “look to,” “goal,” “target” and similar expressions identify such forward-looking statements. These forward-looking statements include, without limitation, statements relating to the impact Evans and FSB expect the Merger to have on the combined entities operations, financial condition, and financial results, and Evans’ and FSB’s expectations about their ability to successfully integrate their respective businesses and the amount of cost savings and other benefits Evans and FSB expect to realize as a result of the Merger. These forward-looking statements are based largely on the expectations of Evans’ and FSB’s respective management and are subject to a number of risks and uncertainties, including, but not limited to, the possibility that the Merger does not close when expected or at all because required regulatory, stockholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all, the failure to close for any other reason, changes in Evans’ or FSB’s share price before closing, the risk that the businesses of Evans and FSB will not be integrated successfully, the possibility that the cost savings and any synergies or other anticipated benefits from the Merger may not be fully realized or may take longer to realize than expected, disruption from the Merger making it more difficult to maintain relationships with employees, customers or other parties with whom Evans or FSB have business relationships, diversion of management time on merger-related issues, risks relating to the potential dilutive effect of the shares of Evans common stock to be issued in the Merger, the reaction to the Merger of the companies’ customers, employees and counterparties and other factors, many of which are beyond the control of Evans and FSB. We refer you to the additional risk factors that could cause results to differ materially from those described above contained in the Annual Report on Form

10-K filed by Evans for the year ended December 31, 2018, the Annual Report on Form 10-K filed by FSB for the year ended December 31, 2018 and any updates to those risk factors set forth in Evans’ and FSB’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Evans and FSB with the Securities and Exchange Commission (the “SEC”) and are available on the SEC’s website at www.sec.gov. Because of these and other uncertainties, actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made.  Neither Evans nor FSB undertakes any obligation, and specifically declines any obligation,  to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise, except to the extent required by law.

Important Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the Merger. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

In connection with the Merger, Evans will file with the SEC a registration statement on Form S-4 (the “Registration Statement”) that will include a proxy statement of FSB and a prospectus of Evans (the “Proxy Statement/Prospectus”), and each of Evans and FSB may file with the SEC other relevant documents concerning the Merger. The definitive Proxy Statement/Prospectus will be mailed to stockholders of FSB. Stockholders and investors are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger carefully and in their entirety when they become available and any other relevant documents filed with the SEC by Evans and FSB, as well as any amendments or supplements to those documents, because they will contain important information about Evans, FSB and the Merger.

Free copies of the Proxy Statement/Prospectus, as well as other filings containing information about Evans and FSB, may be obtained at the SEC’s website, www.sec.gov, when they are filed. You will also be able to obtain these documents, when they are filed, free of charge, by directing a request to Evans Bancorp, Inc., One Grimsby Drive, Hamburg, New York 14075, Attention: Corporate Secretary, Telephone: (716) 926-2000 or to FSB Bancorp, Inc., 45 South Main Street, Fairport, New York 14450, Attention: Corporate Secretary, Telephone: (585) 223-9080, or by accessing Evans’ website at www.evansbank.com under “Investor Relations” or FSB’s website at www.fairportsavingsbank.com under “Investor Relations.” The information on Evans’ and FSB’s websites is not, and shall not be deemed to be, a part of this Current Report on Form 8-K or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Evans, FSB and their respective directors, and certain of their executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of FSB in connection with the Merger. Information about Evans’ directors and executive officers is available in its proxy statement for its 2019 annual meeting of shareholders, which was filed with the SEC on March 21, 2019, and information about FSB’s directors and executive officers is available in its proxy statement for its 2019 annual meeting of stockholders, which was filed with the SEC on April 22, 2019. Information regarding all of the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus regarding the Merger and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit 99.1 – Investor Presentation, dated December 19, 2019.

Exhibit 99.2 – Joint Press Release, dated December 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

EVANS BANCORP, INC.
Date: December 19, 2019	By:	/s/ David Nasca
	Name: Title:	David J. Nasca President and Chief Executive Officer